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Exhibit 10.31

FIFTH AMENDMENT TO

AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

DATED AUGUST 1, 2024

AMONG

DP RBL CO LLC,
AS BORROWER,

THE GUARANTORS PARTY HERETO,

KEYBANK NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

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FIFTH AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT

This Fifth Amendment to Amended and Restated Revolving Credit Agreement (this “Fifth Amendment”) dated August 1, 2024, but effective as of the Fifth Amendment Effective Date, is among DP RBL CO LLC, a Delaware limited liability company (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), each Lender (as defined below) party hereto, and KeyBank National Association, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

RECITALS

A. The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Amended and Restated Revolving Credit Agreement dated as of August 2, 2022, as amended by that certain First Amendment dated as of March 1, 2023, that certain Second Amendment dated as of April 27, 2023, that certain Third Amendment dated as of September 22, 2023, and that certain Fourth Amendment dated as of June 6, 2024 (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”).

B. The Borrower has requested, and the Lenders and the Administrative Agent have agreed, to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Fifth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined in this Fifth Amendment, each capitalized term used in this Fifth Amendment has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement.

Section 2. Amendments. Subject to the Satisfaction of the Conditions Precedent in Section 5 of this Fifth Amendment, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date as follows:

2.1	Amendments to Section 1.02.

(a) Section 1.02 of the Credit Agreement is hereby amended by deleting the definition of “Available Free Cash Flow” contained therein.

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(b) Section 1.02 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Available Diversified Free Cash Flow” means, as of any time of calculation thereof, the amount equal to:

(a) Diversified Cash Flow as of the last day of the most recently ended Test Period, minus

(b) Diversified Corporate Expenses for the most recently ended Test Period; minus

(c) the aggregate amount of Restricted Payments made pursuant to Section 9.04(a)(v) and Section 9.04(a)(vi) that have occurred during the period commencing with the first day of the most recently ended Test Period, through and including the time of calculation.

(c) Section 1.02 of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

“Agreement” means this Amended and Restated Revolving Credit Agreement, including the Schedules and Exhibits hereto, as amended by that certain First Amendment dated as of March 1, 2023, that certain Second Amendment dated as of April 27, 2023, that certain Third Amendment dated as of September 22, 2023, that certain Fourth Amendment dated as of June 6, 2024, that certain Fifth Amendment dated as of August 1, 2024 and as the same may be further amended, modified, supplemented, restated, replaced or otherwise modified from time to time.

“Free Cash Flow” means, as of any time of calculation thereof, EBITDAX for the most recently ended Test Period minus the sum, without duplication, of the amounts for such four Fiscal Quarter period of:

(a)	capital expenditures paid in cash (other than to the extent such capital expenditures were themselves (or were incurred in connection with) an acquisition),

(b)	consolidated interest expense paid in cash,

(c)	taxes paid in cash, and

(d)	exploration expenses paid in cash.

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(d) The last sentence of the definition of EBITDAX in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Notwithstanding anything herein to the contrary, for the purpose of determining EBITDAX (except as it relates to calculations of EBITDAX affecting Diversified Cash Flow calculations for the Fiscal Quarters ending June 30, 2024, September 30, 2024 and December 31, 2024) for any four Fiscal Quarters ending

(i) on March 31, 2024, EBITDAX for such four Fiscal Quarters shall be deemed to be $191,434,000, (ii) on June 30, 2024, EBITDAX for such four Fiscal Quarters shall be deemed to equal EBITDAX for the Fiscal Quarter then ending multiplied by 4; (iii) ending on September 30, 2024, EBITDAX for such four Fiscal Quarters shall be deemed to equal EBITDAX for the two Fiscal Quarters then ending multiplied by 2, and (iv) ending on December 31, 2024, EBITDAX for such four Fiscal Quarters shall be deemed to equal EBITDAX for the three Fiscal Quarters then ending multiplied by 4 and divided by 3.

2.2	Amendments to Section 8.01.

(a) Section 8.01(c)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(v) attaching Annex C thereto containing calculations of Available Diversified Free Cash Flow, Diversified Cash Flow, Diversified Corporate Expenses, and Restricted Payments (including Diversified Distributions) for the Test Period then ended, in each case in reasonable detail and calculation satisfactory to the Administrative Agent.

(b) Section 8.01(w) and Section 8.01(x) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(w) Certificate of Financial Officer - Diversified Distributions. Concurrently with the making thereof (or, if applicable, on the Payment Date described in the proviso to Section 9.04(a)), a certificate of a Financial Officer of the Borrower (substantially in the form of Exhibit K) certifying (i) the amount of each Diversified Distribution and (ii) that after giving pro forma effect thereto (including any Borrowing incurred in connection therewith) either (x) the Borrower’s ratio of Total Net Debt as of such date to EBITDAX for the four Fiscal Quarters most recently ended for which financial statements are available is less than 1.50 to 1.00 and the Borrower’s Liquidity is greater than 25% of the then effective Borrowing Base or (y) (A) Available Diversified Free Cash Flow for the most recently ended Test Period for which financial statements are available is greater than $0.00, (B) the ratio of Total Net Debt to EBITDAX for the most recent four Fiscal Quarters for which financial statements are available does not exceed

2.0 to 1.0 and (C) the Borrower’s Liquidity is equal to or greater than 20% of the then effective Borrowing Base, so long as no Default, Event or Default or Borrowing Base Deficiency has occurred and is continuing or would occur as a result.

(x)	Certificate of Financial Officer – Restricted Payments. Within five

(5) Business Days after the end of each calendar month, a certificate of a Financial Officer of the Borrower (substantially in the form of Exhibit L) setting forth the various Restricted Payments (if any) made by the Borrower during such calendar month pursuant to Section 9.04(a)(v) and Section 9.04(a)(vi) and certifying that the Borrower was in compliance with Section 9.04(a)(v) and Section 9.04(a)(vi), as applicable, at such times as required therein as of the date of each such Restricted Payment, together with reasonably detailed calculations demonstrating such compliance.

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2.3	Amendments to Section 9.04(a).

(a) Section 9.04(a)(v) and Section 9.04(a)(vi) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(v) the Borrower may pay cash Restricted Payments (including Diversified Distributions) if giving pro forma effect thereto (including any Borrowing incurred in connection therewith) (A) Available Diversified Free Cash Flow for the most recently ended Test Period for which financial statements are available is greater than $0.00, (B) the ratio of Total Net Debt as of such date to EBITDAX for the most recent four Fiscal Quarters for which financial statements are available does not exceed 2.00 to 1.00 and (C) the Borrower’s Liquidity is equal to or greater than 20% of the then effective Borrowing Base, so long as no Default, Event or Default or Borrowing Base Deficiency has occurred and is continuing or would occur as a result, and

(vi) the Borrower may make cash Restricted Payments (including Diversified Distributions) if after giving pro forma effect thereto the Borrower’s ratio of Total Net Debt as of such date to EBITDAX for the most recent four Fiscal Quarters for which financial statements are available is less than 1.50 to 1.00 and the Borrower’s Liquidity is greater than 25% of the then effective Borrowing Base;

(b) Section 9.04(a) of the Credit Agreement is hereby amended by replacing the reference therein to “(as described in clause (a) of the definition thereof)” with a reference to “of the type described in clause (a)(ii) of the definition thereof”.

2.4 Amendment to Exhibit D. Exhibit D to the Credit Agreement is hereby amended by deleting Exhibit D in its entirety and replacing it with Exhibit D attached hereto.

2.5 Addition of Exhibit K. The Credit Agreement is hereby amended by adding a new Exhibit K in the form of Exhibit K attached hereto.

2.6 Addition of Exhibit L. The Credit Agreement is hereby amended by adding a new Exhibit L in the form of Exhibit L attached hereto.

Section 3. Mustang Credit Facility. The parties hereto agree and acknowledge (i) that the loan funded by Barclays Bank to DP Mustang Holdco LLC under the Bridge Loan and Security Agreement described in Section 6.11 of the Fourth Amendment to this Agreement, dated as of June 6, 2024 (the “Fourth Amendment”), was $71,000,000 and (ii) for the avoidance of doubt, that the conditions set forth in such Section 6.11 remain satisfied as of the Fourth Amendment Effective Date (as defined in the Fourth Amendment).

Section 4. Additional Swap Agreements. In replacement of the requirements set forth in Section 3 of the Fourth Amendment, as of the Fifth Amendment Effective Date, the Loan Parties shall enter into additional Swap Agreements in respect of commodities at least equal to the notional amounts of Hydrocarbon production set forth on Annex I attached hereto.

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Section 5. Effectiveness. This Fifth Amendment shall become effective as of June 28, 2024 (the “Fifth Amendment Effective Date”) on the first date on which each of the conditions set forth in this Section 5 is satisfied:

5.1 The Administrative Agent shall have received duly executed counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Fifth Amendment from the Borrower, each Guarantor, and all of the Lenders.

5.2 At the time of and immediately after giving effect to this Fifth Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3 There shall be no pending or threatened litigation against the Borrower or any Guarantor which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, except as disclosed in writing to the Administrative Agent prior to the Fifth Amendment Effective Date.

5.4 The Borrower shall have paid all amounts due and payable on or prior to the Fifth Amendment Effective Date to the extent invoiced two (2) Business Days prior to the Fifth Amendment Effective Date, including all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

Section 6. Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. Miscellaneous. (a) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Fifth Amendment; (b) the execution, delivery and effectiveness of this Fifth Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Fifth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Fifth Amendment by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Fifth Amendment by electronic mail shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

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Section 8. Ratification and Affirmation; Representations and Warranties. The Borrower and each Guarantor hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the date hereof and as of the Fifth Amendment Effective Date, after giving effect to the terms of this Fifth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty (to the extent so qualified) shall continue to be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty (to the extent so qualified) shall continue to be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing, and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Section 9. Loan Document. This Fifth Amendment is a Loan Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

SECTION 10. No Oral Agreements. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS FIFTH AMENDMENT, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN AND AMONG THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN AND AMONG SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	DP RBL CO LLC
a Delaware corporation

	By:	/s/Bradley Gray
	Name:	Bradley Gray
	Title:	President & Chief Financial Officer

GUARANTORS:	DP LEGACY CENTRAL LLC DIVERSIFIED ENERGY MARKETING, LLC

	By:	/s/Bradley Gray
	Name:	Bradley Gray
	Title:	President & Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/George McKean
Name:	George McKean
Title:	Senior Vice President

TRUIST BANK, as a Lender

By:	/s/Farhan Iqbal
Name:	Farhan Iqbal
Title:	Director

CITIZENS BANK, N.A., as a Lender

By:	/s/Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

By:	/s/Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

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DNB CAPITAL LLC, as a Lender

By:	/s/Scott Joyce
Name:	Scott Joyce
Title:	Senior Vice President

By:	/s/George Philippopoulos
Name:	George Philippopoulos
Title:	Senior Vice President

MIZUHO BANK, LTD, as a Lender

By:	/s/Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

U.S. Bank National Association, as a Lender

By:	/s/Matthew A. Turner
Name:	Matthew A. Turner
Title:	Senior Vice President

FIRST HORIZON BANK, as a Lender

By:	/s/W. David McCarver IV
Name:	W. David McCarver IV
Title:	Senior Vice President

CITIBANK, N.A., as a Lender

By:	/s/Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

SYNOVUS BANK, as a Lender

By:	/s/Hoyt Elliott
Name:	Hoyt Elliott
Title:	Senior Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

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MERCURIA INVESTMENTS U.S., INC., as a Lender

By:	/s/Steven Bunkin
Name:	Steven Bunkin
Title:	Secretary

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ANNEX I

Swap Agreements

[**OMITTED**]

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EXHIBIT D

[FORM OF]

COMPLIANCE CERTIFICATE

[**OMITTED**]

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EXHIBIT K

[FORM OF]

DIVERSIFIED DISTRIBUTIONS CERTIFICATE

[**OMITTED**]

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EXHIBIT L

[FORM OF]

RESTRICTED PAYMENTS CERTIFICATE

[**OMITTED**]